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                                                                  Exhibit 10.18

                    BOISE CASCADE OFFICE PRODUCTS CORPORATION
                         KEY EXECUTIVE PERFORMANCE PLAN

                              1998 Payout Criteria
                              --------------------

                          PAYOUT AS A PERCENT OF SALARY

       Financial
      Improvement              CEO                SVP                VP
      -----------              ---                ---                --

     ($61,215,000)             0.0%               0.0%               0.0%
     ($35,000,000)            15.0%              11.2%               8.7%
     ($1,448,000)             72.5%              54.4%              42.3%
     ($1,447,999)            102.5%              76.9%              59.8%
          $0                 105.0%              78.7%              61.2%
      $35,000,000            125.0%              93.7%              72.9%

o For Financial Improvement in excess of $35 million, the payout increases proportionally to the increase from $0 million to $35 million.

o The payout is interpolated on a straight line for Financial Improvement not shown in the table.

o Financial Improvement is measured by calculating the company's economic value added.

Economic Value Added    =   Net Operating Profit Before Tax - Capital Charge

Net Operating Profit
Before Tax (NOPBT)*     =   Income from operating assets
                             + Imputed interest of capitalized lease obligations
                             - Amortization of restructuring losses

* Unusual nonrecurring and nonoperating income or expense items do not affect NOPBT

Capital Charge          =   Capital x 16%

Capital**               =   Operating Capital
                             + Imputed capital value of lease obligations
                             - Gain from the sale of assets
                             + Unamortized restructuring losses

** Nonrecurring and nonoperating losses do not affect Operating Capital. There may be adjustments to Operating Capital for strategic investments while they are under construction and up to two additional years subject to approval by the Compensation Committee of the Board.




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                    BOISE CASCADE OFFICE PRODUCTS CORPORATION
                         KEY EXECUTIVE PERFORMANCE PLAN

                              1999 Payout Criteria
                              --------------------

                          PAYOUT AS A PERCENT OF SALARY

       Financial
      Improvement                CEO                SVP              VP
      -----------                ---                ---              --

     ($57,988,000)               0.0%               0.0%             0.0%
     ($23,037,000)              13.4%              10.0%             7.8%
      $11,963,000               73.4%              55.0%            42.8%
      $11,963,001              101.1%              75.8%            59.0%
      $46,963,000              121.1%              90.8%            70.6%

o For Financial Improvement in excess of $47 million, the payout increases proportionally to the increase from $12 million to $47 million.

o The payout is interpolated on a straight line for Financial Improvement not shown in the table.

o Financial Improvement is measured by calculating the company's economic value added.

Economic Value Added    =   Net Operating Profit Before Tax - Capital Charge

Net Operating Profit
Before Tax (NOPBT)*     =   Income from operating assets
                             + Imputed interest of capitalized lease obligations
                             - Amortization of restructuring losses

* Unusual nonrecurring and nonoperating income or expense items do not affect NOPBT

Capital Charge          =   Capital x 16%

Capital**               =   Operating Capital
                             + Imputed capital value of lease obligations
                             - Gain from the sale of assets
                             + Unamortized restructuring losses

** Nonrecurring and nonoperating losses do not affect Operating Capital. There may be adjustments to Operating Capital for strategic investments while they are under construction and up to two additional years subject to approval by the Compensation Committee of the Board.